UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 31, 2017 (March 20, 2017)

Hunt Mining Corp.
(Translation of registrant's name into English)

23800 East Appleway Ave.
Liberty Lake, WA 99019
(Address of principal executive offices)

British Columbia	1041
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)

333-182072
(Commission File No.)

(509)-290-5659
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

(a)
From March 23, 2015 through March 20, 2017, Crowe MacKay LLP (Crowe) was our independent registered public accounting firm.  One March 20, 2017, Crowe advised us that it was resigning as our independent public accountant.

(b)
None of our previous audit reports, in particular the audit reports for the fiscal years ended December 31, 2015 and December 31, 2014, contained any adverse opinion or disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope, or accounting principles, except for a going concern qualification on the Company's financial statements for the fiscal years ended December 31, 2015 and December 31, 2014.

(c)
During the Company's two most recent fiscal years, the subsequent interim periods thereto, and through March 30, 2017, there were no disagreements (as defined in Item 304 of Regulation S-K) with the Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe would have caused it to make reference in connection with its opinion to the subject matter of the disagreement. Further, during the Company's two most recent fiscal years, the subsequent interim periods thereto, and through March 30, 2017, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

(d)
We furnished Crowe with a copy of this disclosure on March 31, 2017, providing Crowe with the opportunity to furnish the Company with a letter addressed to the Commission stating whether he agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which he does not agree.  A copy of Crowe's response is filed as Exhibit 16.1 to this Report.

New independent registered public accounting firm

On March 21, 2017, we engaged Davidson & Company LLP, 1200-609 Granville Street, Vancouver, British Columbia BC V7Y 1G6; telephone 604-687-0947, an independent registered public accounting firm, as our principal independent accountant with the approval of our board of directors.

During the two most recent fiscal years and through the date of engagement, we have not consulted with Davidson & Company LLP regarding either:

1.
The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Davidson & Company LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 31st day of March 2017.

HUNT MINING CORPORATION

BY:	ROBERT LITTLE
Robert Little
Chief Administration Officer & Director of Corporate Development